March 19, 2003

Dear Fellow Shareholder:

             On behalf of the Board of Directors and management of Monarch Community Bancorp, Inc., we cordially invite you to attend the first Annual Meeting of Shareholders. The meeting will be held at 2:00 p.m. local time, on Thursday, April 24, 2003 at the Company's main office, located at 375 North Willowbrook Road, Coldwater, Michigan.

             The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

             We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

             Your Board of Directors and management are committed to the continued success of Monarch Community Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours, /s/ John R. Schroll JOHN R. SCHROLL President and Chief Executive Officer

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MONARCH COMMUNITY BANCORP, INC.
375 North Willowbrook Road
Coldwater, Michigan 49036
(517) 278-4566

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 24, 2003

             Notice is hereby given that the annual meeting of shareholders of Monarch Community Bancorp, Inc. will be held at our main office located at 375 North Willowbrook Road, Coldwater, Michigan, on Thursday, April 24, 2003, at 2:00 p.m. local time.

             A proxy card and a proxy statement for the annual meeting are enclosed.

             The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal I.	Election of three directors of Monarch Community Bancorp, each with a term of three years;

Proposal II.	Adoption of the Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan;

Proposal III.	Adoption of the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan; and

Proposal IV.	Ratification of the appointment of Plante & Moran, PLLC as Monarch Community Bancorp's independent auditors for the fiscal year ending December 31, 2003.

            Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

             The Board of Directors has fixed the close of business on February 28, 2003, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Andrew J. Van Doren ANDREW J. VAN DOREN Secretary

Coldwater, Michigan
March 19, 2003

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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MONARCH COMMUNITY BANCORP, INC.
375 North Willowbrook Road
Coldwater, Michigan 49036
(517) 278-4566

____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on April 24, 2003
____________________

             Monarch Community Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Monarch Community Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about March 19, 2003. Certain of the information provided herein relates to Monarch Community Bank, a wholly owned subsidiary of Monarch Community Bancorp. References to "Monarch Community Bancorp" "we" "us" and "our" refer to Monarch Community Bancorp, Inc. and, as the context requires, Monarch Community Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time And Place of The Annual Meeting.

Our annual meeting will be held as follows:

Date:	April 24, 2003
Time:	2:00 p.m. local time
Place:	Monarch Community Bank
375 North Willowbrook Road
Coldwater, Michigan

Matters to be Considered at the Annual Meeting.

             At the meeting, shareholders of Monarch Community Bancorp are being asked to consider and vote upon the following proposals:

Proposal I.	Election of three directors of Monarch Community Bancorp, each with a term of three years; and

Proposal II.	Adoption of the Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan;

Proposal III.	Adoption of the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan; and

Proposal IV.	Ratification of the appointment of Plante & Moran, PLLC as Monarch Community Bancorp's independent auditors for the fiscal year ending December 31, 2003.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

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Who is Entitled to Vote?

             We have fixed the close of business on February 28, 2003 as the record date for shareholders entitled to notice of and to vote at the Monarch Community Bancorp annual meeting. Only holders of record of Monarch Community Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Monarch Community Bancorp common stock you own. On February 28, 2003, 2,314,375 shares of Monarch Community Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

             If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, Proposals II and III, relating to the adoption of the Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan and the 2003 Recognition and Retention Plan are considered "non-discretionary" items and, therefore, your broker may not vote your shares on either proposal without instructions from you. Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum, which is necessary in order for us to conduct the meeting, but are not otherwise counted as shares entitled to vote on a proposal. Proposal I - "Election of Directors" and Proposal IV - "Ratification of the Appointment of Independent Auditors" described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules.

How Are Shares of Common Stock Held in the Employee Stock Ownership Plan Voted?

             We maintain an Employee Stock Ownership Plan ("ESOP") which owns 8.0% of Monarch Community Bancorp common stock. Employees of Monarch Community Bancorp and Monarch Community Bank participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Monarch Community Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the shareholder's instructions. In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her employee stock ownership plan account, the trustee will vote such shares as directed by the plan administrator. The trustee will vote the shares of Monarch Community Bancorp common stock held in the employee stock ownership plan but not allocated to any participant's account in the same proportion as shares for which the trustee has received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

             A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least one-third of the shares of Monarch Community Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

             If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

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Vote Required to Approve Proposal I -- Election of Directors.

             Directors are elected by a plurality of the votes cast, in person or by proxy. This means that the director nominees with the most affirmative votes are elected to fill the available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees will have no effect on the vote on the election of directors, although they will be counted for purposes of determining whether there is a quorum. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposals II and III -- Adoption of Stock Benefit Plans.

             Approval of the adoption of the Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan and the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan requires the affirmative vote of the majority of the Monarch Community Bancorp common stock outstanding and entitled to vote at the annual meeting. Accordingly, abstentions, broker non-votes and failure to vote will have the same effect as votes against adoption of these stock benefit plans. Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the 2003 Monarch Community Bancorp, Inc. Stock Option and Incentive Plan and "FOR" the adoption of the 2003 Monarch Community Bancorp, Inc. Recognition and Retention Plan.

Vote Required to Approve Proposal IV -- Ratification of the Appointment of Independent Auditors.

             Ratification of the appointment of Plante & Moran, PLLC as our independent auditors requires the affirmative vote of the majority of shares cast, in person or by proxy. In cases where a shareholder abstains from voting on the proposal to ratify the appointment of Plante & Moran, PLLC as our independent auditors, those shares will not be included in the vote total and, therefore, will have no effect on the outcome of the vote. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Plante & Moran, PLLC as our independent auditors.

How Do I Vote at the Annual Meeting?

             Shares of Monarch Community Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

             Voting instructions are included on your proxy card. Shares of Monarch Community Bancorp common stock represented by properly executed proxies will be voted by the individuals named in the proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to Monarch Community Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" each of the proposals submitted at the annual meeting. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy will have the discretion to vote on these matters in accordance with their best judgment.

             You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

             If you are a recordholder on the voting record date and you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.

Can I Change My Vote After I Submit My Proxy?

             If you are the shareholder of record, you may revoke your proxy before it is voted by:
  submitting a new proxy with a later date;

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  notifying the Corporate Secretary of Monarch Community Bancorp in writing before the annual meeting that you have revoked your proxy; or

  voting in person at the annual meeting.
             If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What If I Do Not Specify How My Shares Are to Be Voted?

             If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:
  FOR the election of the three director nominees to Monarch Community Bancorp's Board of Directors;
  FOR adoption of the Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan;
  FOR adoption of the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan; and
  FOR ratification of the appointment of Plante & Moran, PLLC as Monarch Community Bancorp's independent auditors for the fiscal year ending December 31, 2003.
Proxy Solicitation Costs.

             We will pay the cost of soliciting proxies. We are paying Regan & Associates, Inc. a fee of $7,500 plus expenses to help with the solicitation. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF MONARCH COMMUNITY BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers.

             The following table sets forth, as of the February 28, 2003 voting record date, information regarding share ownership of:
  those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Monarch Community Bancorp common stock;

  each director and director nominee of Monarch Community Bancorp;

  each executive officer of Monarch Community Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all current directors and executive officers of Monarch Community Bancorp as a group.
             The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Monarch Community Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Monarch Community Bancorp.

             Beneficial ownership is determined in accordance with the rules of the SEC.

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Beneficial Owners	Shares BeneficiallyOwned(1)	Percent of Class
Monarch Community Bancorp, Inc. Employee Stock Ownership Plan(2)	185,150	8.0%
Frank M. Tripp, Chairman	26,000(3)	1.1
Stephen M. Ross, Director	12,500	*
Gordon L. Welch, Director	8,000	*
John R. Schroll, President, Chief Executive Officer and Director	25,533	1.1
Craig W. Dally, Director	1,100	*
Harold A. Adamson, Director	2,500	*
Lauren L. Bracy, Director	25,000(4)	1.1
James R. Vozar, Director	12,500	*
Directors and executive officers of Monarch Community Bancorp and Monarch Community Bank as a group (11 persons)(5)	130,457	5.6
            _____________________________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)	Represents shares held by the ESOP. Of these shares, 18,515 shares have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Monarch Community Bancorp common stock allocated to his or her account. First Bankers Trust Company, NA, as the ESOP trustee, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. The trustee will vote the shares of Monarch Community Bancorp common stock held in the ESOP but not allocated to any participant's account in the same proportion as shares for which the trustee has received voting instructions.
(3)	The amount of shares beneficially owned by Mr. Tripp includes 12,500 shares held in a revocable living trust for which Mr. Tripp is the trustee and 12,500 shares held by M&F of Coldwater, Inc., which Mr. Tripp owns with his spouse.
(4)	Includes 12,500 shares owned by Bracy & Jahr, Inc. where Mr. Bracy is President and Chief Executive Officer.
(5)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.

Section 16(a) Beneficial Ownership Reporting Compliance.

             Section 16(a) of the Securities Exchange Act of 1934 requires Monarch Community Bancorp's directors and executive officers, and persons who own more than 10% of Monarch Community Bancorp's common stock to report their initial ownership of Monarch Community Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Monarch Community Bancorp is required to disclose in this proxy statement any late filings or failures to file.

             Monarch Community Bancorp believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

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PROPOSAL I -- ELECTION OF DIRECTORS

             Our Board of Directors consists of eight members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

             The table below sets forth information regarding each director of Monarch Community Bancorp and each nominee for director, including his age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Monarch Community Bancorp directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Monarch Community Bancorp and Monarch Community Bank	Director Since(2)	Term to Expire
Director Nominees
Frank M. Tripp	70	Chairman of the Board	1973	2006
Stephen M. Ross	59	Director	1994	2006
Gordon L. Welch	56	Director	1986	2006
Directors Continuing in Office
John R. Schroll	52	President and Chief Executive Officer	1986	2004
Craig W. Dally	56	Director	1992	2004
Harold A. Adamson	62	Director	1988	2005
Lauren L. Bracy	68	Director	1991	2005
James R. Vozar	67	Director	1987	2005
            _________________________________
(1)	At December 31, 2002.
(2)	Includes service as a director of Monarch Community Bank, formerly Branch County Federal Savings and Loan Association of Coldwater.

             Set forth below is the principal occupation of each director of Monarch Community Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

             Frank M. Tripp. Mr. Tripp is presently retired. Prior to retiring in 1996, Mr. Tripp was President and Chief Executive Officer of SoMiCo, Inc., a wholesale heating and air conditioning supply company.

             Stephen M. Ross. Mr. Ross is the Senior Vice President for logistics and purchasing for the Hillsdale division of Eagle-Picher, Inc., an automotive supplier since 1987.

             Gordon L. Welch. Mr. Welch is the Economic Development Director for Utilicorp United, a publicly traded gas utility headquartered in Kansas City, Missouri. Prior to obtaining this position in February 2001, Mr. Welch was a sales representative for Utilicorp United.

             John R. Schroll. Mr. Schroll is the President and Chief Executive Officer of Monarch Community Bancorp. Prior to becoming President and Chief Executive Officer in March 1986, Mr. Schroll held various positions with the Bank.

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             Craig W. Dally. Mr. Dally is the Vice President, Treasurer and General Manager of Dally Tire Co., a retail and commercial tire reseller with over $1 million in sales located in Coldwater, Michigan. Mr. Dally has served in this capacity for over 20 years.

             Harold A. Adamson. Mr. Adamson was the Chief Executive Officer of Plastic Technology Center, a non-profit organization located in Angola, Indiana from 1995 through 2001. Mr. Adamson currently works as a business consultant and is the Assistant Director of Kellogg Community College's Grahl Center.

             Lauren L. Bracy. Mr. Bracy is President and Chief Executive Officer of Bracy & Jahr, Inc., a masonry and building contractor firm located in Quincy, Michigan, and has served in that capacity for over 30 years.

             James R. Vozar. Mr. Vozar is the owner of the James R. Vozar Insurance Agency, located in Quincy, Michigan, since 1967.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Meetings

             The Board of Directors of Monarch Community Bancorp generally meets on a monthly basis. The Board of Directors held seven regular meetings and four special meetings during fiscal year 2002, the Company's first year in existence. All of the directors attended at least 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

             Meetings of the Board of Directors of Monarch Community Bank, Monarch Community Bancorp's wholly owned subsidiary, are generally held once per month. The Monarch Community Bank Board of Directors held 12 regular meetings during fiscal year 2002. All of the directors attended at least 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Committees

             The Board of Directors of Monarch Community Bancorp has a standing Executive Committee, Audit Committee, Compensation Committee and Nominating Committee.

             The Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of Directors Tripp, Schroll, Vozar and Adamson. The Executive Committee did not meet in fiscal year 2002.

             The Audit Committee of Monarch Community Bancorp operates under a written charter adopted by the full Board of Directors, attached as Appendix A to this proxy statement. The Audit Committee is composed of Directors Adamson, Dally and Ross, all of whom are "independent directors" as defined in the Nasdaq Stock Market rules. This committee is responsible for hiring, overseeing and compensating the Company's independent auditors and for reviewing the annual audit report prepared by our independent auditors. The functions of the Audit Committee are set forth in the charter attached as Appendix A. During the fiscal year 2002, this committee met one time.

             The Compensation Committee is currently composed of Directors Bracy, Ross and Vozar. This committee is responsible for reviewing all issues pertaining to executive compensation and for recommending changes to Monarch Community Bank's employee benefit plans. This committee met two times during fiscal year 2002.

             The entire Board of Directors acts as the Nominating Committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in Monarch Community Bancorp's bylaws. Pursuant to our bylaws, nominations by shareholders must be delivered in writing to the Secretary of Monarch Community Bancorp at least 90 days but no more than 120

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days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of annual meeting was mailed or public announcement of the date of such meeting is first made.

DIRECTOR COMPENSATION

             The members of the Boards of Directors of Monarch Community Bancorp and Monarch Community Bank are identical. Each director of the Bank receives an annual retainer fee of $10,000 for his service on the Board of Directors. In addition, each director receives $300 for each Bank board meeting attended and a fee not to exceed $300 for each special meeting and committee meeting attended. The Chairman of the Board receives an additional $9,000 per year. No fees are paid for attending the Company's board meetings or committee meetings if these meetings are held in conjunction with meetings of the Bank's Board of Directors.

Deferred Compensation Plan

             We maintain a deferred compensation plan for the benefit of our directors. Under the plan each director may make an annual election to defer receipt of all or a portion of his monthly director fees into a non-qualified deferred program to supplement his retirement. The deferred amounts are allocated to a deferral account and credited with interest at the rate equal to the greater of 5% or Monarch Community Bank's return on average equity for the previous fiscal year. The amount paid to Mr. Schroll under this program is set forth in footnote 2, in the "Summary Compensation Table" below.

EXECUTIVE COMPENSATION

Summary Compensation Table

             The following table sets forth summary information concerning compensation awarded to, earned by or paid to Monarch Community Bancorp's chief executive officer. No other executive officer of the company earned a salary and bonus in excess of $100,000 for the fiscal year ended December 31, 2002. Mr. Schroll received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of his annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation ($)	All Other Compen-sation

John R. Schroll, President and Chief Executive Officer	2002	$132,933(1)	$ 2,288	---	$23,835(2)
	2001	128,956(1)	23,184	---	16,468

_________________________________
(1)	Includes director's fees of $14,000 and $13,600 in fiscal years 2002 and 2001, respectively. For fiscal year 2001, these fees were deferred under Monarch Community Bank's Deferred Compensation Plan.
(2)	Represents earnings under Monarch Community Bank's Deferred Compensation Plan and contributions made to Monarch Community Bancorp's 401(k) plan and employee stock ownership plan on behalf of Mr. Schroll as follows: $2,387, $6,938 and $14,510.

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Employment Agreement

             Mr. Schroll has an employment agreement with Monarch Community Bank. The agreement is for an initial term of two years and provides for a one year extension in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement. All extensions are subject to a formal performance evaluation performed by the Board of Directors of Monarch Community Bank. The employment agreement provides for an initial base salary of $119,000 and for equitable participation by Mr. Schroll in Monarch Community Bank's employee benefit plans. Mr. Schroll's salary may be increased at the discretion of the Board of Directors. The agreement may be terminated by Monarch Community Bank at any time, by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that the executive's employment is terminated without cause or constructively terminated, we would be required to honor the terms of the agreement through the expiration of the contract, including payment of then current cash compensation and continuation of employee benefits.

             The employment agreement also provides for a severance payment and other benefits if Mr. Schroll is involuntarily terminated because of a change in control of Monarch Community Bank. The agreement authorizes severance payments on a similar basis if Mr. Schroll voluntarily terminates his employment following a change in control because he is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to the change in control.

             The maximum value of the severance benefits under the employment agreement is 2.99 times the executive's average annual W-2 compensation during the five calendar year period prior to the effective date of the change in control (base amount). Assuming that a change in control had occurred on December 31, 2002, Mr. Schroll would be entitled to a payment of $401,354. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of three times of their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, Monarch Community Bancorp and Monarch Community Bank would not be entitled to deduct certain of the payments to the executive. The employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

             The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Monarch Community Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

             Management is responsible for the Company's internal controls, financial reporting process and compliance with applicable laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statement in accordance with generally accepted auditing standards and issuing a report thereon. As the members of the Audit Committee, it is our responsibility to monitor and oversee these processes.

             As required by our charter, we received and reviewed the report of Plante & Moran PLLC regarding the results of their audit, as well as the written disclosures and the letter from Plante & Moran PLLC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). We also reviewed and discussed the audited financial statements with Company management. A representative of Plante & Moran PLLC also discussed with the Audit Committee the independence of Plante & Moran PLLC from the Company, as well as the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

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             In fulfilling our oversight responsibilities, we discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. We met with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. We also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under "Proposal IV - Appointment of Independent Auditors - Audit Fees" below.

             The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

             This report is submitted by the Audit Committee of Monarch Community Bancorp's Board of Directors.
Harold A. Adamson
Craig W. Dally
Stephen M. Ross

PROPOSAL II
MONARCH COMMUNITY BANCORP, INC. 2003 STOCK OPTION AND INCENTIVE PLAN

Purpose

             The purpose of the 2003 stock option and incentive plan is to promote the long-term success of Monarch Community Bancorp and increase shareholder value by:
  attracting and retaining key employees and directors;

  encouraging directors and key employees to focus on long-range objectives; and

  further linking the interests of directors, officers and employees directly to the interests of the shareholders.
In furtherance of these objectives, our Board of Directors has adopted the stock option plan, subject to approval by the shareholders at the annual meeting. A summary of the stock option plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the stock option plan, a copy of which is attached to this document as Appendix B.

Administration of the Stock Option and Incentive Plan

             The stock option plan will be administered by a committee of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the stock option plan. We currently intend for the members of our Compensation Committee to administer the stock option plan. This committee will:
  select persons to receive options or stock appreciation rights from among the eligible participants;

  determine the types of awards and the number of shares to be awarded to participants;

  set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the stock option plan; and

  establish rules for the administration of the stock option plan.

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            The committee has the power to interpret the stock option plan and to make all other determinations necessary or advisable for its administration.

             In granting awards under the stock option plan, the committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to Monarch Community Bancorp and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

Number of Shares That May Be Awarded

             Under the stock option plan, the committee may grant awards for an aggregate of 231,438 shares of Monarch Community Bancorp common stock. This amount represents 10.0% of the shares sold in our initial public offering in August, 2002. These awards may be in the form of (i) options to purchase shares of common stock and/or (ii) stock appreciation rights granting the right to receive the excess of the market value of the shares of common stock represented by the stock appreciation rights on the date exercised over the exercise price. Stock options and stock appreciation rights are sometimes collectively referred to in this proxy statement as "awards." The stock option plan also provides that no person may be granted options for more than 57,859 shares during any fiscal year.

             The stock option plan provides that no participant may receive awards under the plan that represent in the aggregate more than 25% of the shares of our common stock that are available for issuance under the stock option plan. Also, any director who is not an employee of Monarch Community Bancorp or its subsidiaries may not receive an award that represents, for any one director, more than 5%, or for all directors in the aggregate, more than 30% of the shares of Monarch Community Bancorp common stock available for issuance under the stock option plan.

             The 231,438 shares of Monarch Community Bancorp common stock available under the stock option plan are subject to adjustment in the event of certain corporate reorganizations. Awards that expire or are terminated unexercised will be available again for issuance under the stock option plan. The stock option plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Monarch Community Bancorp common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock.

Eligibility to Receive Awards

             The committee may grant options to directors, advisory directors, officers and employees of Monarch Community Bancorp and its subsidiaries. The committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 70 individuals who are eligible to receive awards under the stock option plan.

Exercise Price of Awards

             Under the terms of the stock option plan, the committee may grant stock appreciation rights or options to purchase shares of Monarch Community Bancorp common stock at a price which may not be less than the fair market value of the common stock as quoted on The Nasdaq Stock Market on the date the option is granted. The closing price of Monarch Community Bancorp common stock as quoted on The Nasdaq Stock Market on February 28, 2003 was $12.10.

Exercisability of Awards and Other Terms and Conditions

             Stock Options. Generally, options under the stock option plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the stock option plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

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             Subject to the following limitations, the committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Every award granted under the stock option plan must vest over a period of at least five years, in annual installments of not more than 20%. In addition, awards may not begin to vest earlier than one year following the date on which the stock option plan is approved by shareholders. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three years following such termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

             Depending upon the outcome of a pending review by the Financial Accounting Standards Board, stock options granted may require an expense accrual by Monarch Community Bancorp each quarter based on the anticipated value of the options.

             Stock Appreciation Rights. The committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the committee. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

             Stock appreciation rights will require an expense accrual by Monarch Community Bancorp each quarter based on the anticipated value of the stock appreciation rights.

             Acceleration of Vesting Requirements. Awards granted under the stock option plan may not be accelerated except in the event of the participant's death or disability or upon a change in control. Accordingly, upon the occurrence of one of these events, the holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

Transferability of Awards

             An incentive stock option awarded under the stock option plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

Effect of Merger on Option or Right

             Upon a merger or other business combination of Monarch Community Bancorp in which it is not the surviving entity, the stock option plan provides that each holder of an unexpired award will have the right, after consummation of such transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee.

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Amendment and Termination

             The stock option plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the stock option plan. The Board of Directors may at any time amend, suspend or terminate the stock option plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the stock option plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the stock option plan, (ii) materially increase the benefits accruing to participants under the stock option plan, (iii) materially change the requirements as to eligibility for participation in the stock option plan, or (iv) change the class of persons eligible to participate in the stock option plan. No amendment, suspension or termination of the stock option plan, however, will impair the rights of any participant, without his or her consent, in any award made under the stock option plan.

Federal Income Tax Consequences

             Under current federal tax law, the non-qualified stock options granted under the stock option plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Monarch Community Bancorp. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Monarch Community Bancorp. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

             Neither the grant nor the exercise of an incentive stock option under the stock option plan will result in any federal tax consequences to either the optionee or Monarch Community Bancorp. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and Monarch Community Bancorp will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

             The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Monarch Community Bancorp will be entitled to a corresponding deduction.

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Awards Under the Stock Option and Incentive Plan

             The following table presents information with respect to the options to purchase Monarch Community Bancorp common stock that we anticipate granting under the stock option plan. The option awards are subject to approval of the stock option plan by our shareholders. The options are granted to our directors, officers and employees as incentives. Accordingly, we will not receive any cash consideration for the granting of the options. Payment in full of the option exercise price, however, must be made upon exercise of any option. On February 28, 2003, the latest practicable date available prior to mailing this proxy statement, the price of Monarch Community Bancorp common stock as quoted on The Nasdaq Stock Market was $12.10 per share.

Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan
Name and Position	Dollar Value(1)	Number of Shares
JOHN R. SCHROLL President and Chief Executive Officer	$ ---	35,000
Executive Group (4 persons)	---	65,070
Non-executive Director Group (7 persons)	---	69,426
Non-executive Officer Employee Group (5 persons)	---	22,850

_____________________________

(1)	Any value realized will be the difference between the exercise price and the market value upon exercise. Since the exercise price for the options will be the market value as of the date of shareholder approval, there is no current value.

             All options reflected in the table above will be granted, subject to shareholder approval of the stock option plan, as follows:

             (i)               the exercise price of the stock options will be equal to the closing price of Monarch Community Bancorp common stock as quoted on The Nasdaq Stock Market on the date of grant, which will be the date of this annual meeting if our shareholders approve the stock option plan.

             (ii)               All executive officers granted awards will receive incentive stock options to the maximum extent permitted by law, with any remainder being non-qualified stock options. The non-executive director group will receive non-qualified stock options and the non-executive officer employee group will receive incentive stock options. The incentive stock options have a term of ten years and the non-qualified stock options have a term of 15 years.

             (iii)               the stock options will vest in five equal installments with the first installment vesting one year from the date of shareholder approval of the stock option plan and the additional installments vesting ratably over the next four years on the anniversary of the date of shareholder approval of the stock option plan.

             (iv)               the optionees generally may exercise their vested stock options, in whole or in part, at any time prior to, or within three months of, terminating their service with Monarch Community Bancorp. If the optionee terminates service as a result of death or disability, the exercise period is 12 months after termination of service. If an optionee's service is terminated for cause, all of his or her rights under any unexercised options expire immediately upon his or her notice of the termination. Under no circumstances may an option holder exercise an option after the expiration of the option period.

Your Board of Directors recommends that you vote "FOR" this proposal.

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PROPOSAL III
MONARCH COMMUNITY BANCORP, INC. 2003 RECOGNITION AND RETENTION PLAN

Purpose

             The purpose of the recognition and retention plan is to promote the long-term success of Monarch Community Bancorp and increase shareholder value. The recognition and retention plan is a stock-based compensation plan designed to:
  provide directors, advisory directors, officers and employees with a proprietary interest in Monarch Community Bancorp in a manner designed to encourage these individuals to remain with the company;

  reward directors, advisory directors, officers and employees for service; and

  further link the interests of directors, officers and employees directly to the interests of the shareholders.
            In furtherance of these objectives, our Board of Directors has adopted the recognition and retention plan, subject to approval by the shareholders at the annual meeting. A summary of the recognition and retention plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the recognition and retention plan, a copy of which is attached to this document as Appendix C.

Administration of the Recognition and Retention Plan

             The recognition and retention plan will be administered by a committee of two or more members of our Board of Directors. We currently intend for the members of our Compensation Committee to administer the recognition and retention plan. This committee will:
  select persons to receive stock awards from among the eligible participants;

  determine the number of shares to be awarded to participants;

  set the terms, conditions and provisions of the awards consistent with the terms of the recognition and retention plan; and

  establish rules for the administration of the recognition and retention plan.
The committee has the power to interpret the recognition and retention plan and to make all other determinations necessary or advisable for its administration.

             In determining to whom and in what amount to grant awards under the recognition and retention plan, the committee considers the position, responsibilities and years of service of eligible individuals, the value of their services to Monarch Community Bancorp and its subsidiaries and other factors it deems relevant.

Number of Shares That May Be Awarded

             Under the recognition and retention plan, the committee may grant, from time to time, awards for an aggregate of 92,575 shares of Monarch Community Bancorp common stock, subject to adjustment in the event of certain corporate reorganizations. This amount represents 4.0% of the shares sold in our initial public offering in August 2002. Recognition and retention plan awards which are forfeited by a recipient will again be available for issuance under the plan.

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             The recognition and retention plan provides that no participant may receive awards under the plan that represent in the aggregate more than 25% of the shares of our common stock that are available for issuance under the plan. Also, any director who is not an employee of Monarch Community Bancorp or its subsidiaries may not receive an award that represents, for any one director, more than 5%, or for all directors in the aggregate, more than 30% of the shares of Monarch Community Bancorp common stock available for issuance under the recognition and retention plan.

             The recognition and retention plan provides for the use of authorized but unissued shares or treasury shares. We intend to fund the issuance of stock under the recognition and retention plan with treasury shares to the extent available. To the extent that treasury shares are not used to fund the issuance of stock under the recognition and retention plan, authorized but unissued shares of common stock will be issued to fund these awards. To the extent we use authorized but unissued shares of Monarch Community Bancorp common stock, the interests of current shareholders will be diluted.

Eligibility to Receive Awards

             The committee may grant awards of restricted stock to directors, advisory directors and officers of Monarch Community Bancorp and its subsidiaries. The committee will select persons to receive stock awards among the eligible participants and determine the number of shares to be granted. There are currently 70 individuals who are eligible to receive stock awards under the recognition and retention plan.

Transferability of Awards

             Awards under the recognition and retention plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the holder during the restricted period other than by will, the laws of descent and distribution or pursuant to a domestic relations order.

Terms and Conditions of Awards under the Recognition and Retention Plan

             The committee is authorized to grant awards of common stock to plan participants with the following terms and conditions and with additional terms and conditions not inconsistent with the provisions of the recognition and retention plan:

             (i)               subject to the following limitations, the committee will establish for each participant a restricted period during which, or at the expiration of which, the shares of common stock awarded as restricted stock will no longer be subject to restriction. Every award granted under the recognition and retention plan must vest over a period of five years, in annual installments of not more than 20%. In addition, awards may not begin to vest earlier than one year from the date the plan is approved by shareholders.

             (ii)               the recipient of shares, as owner, will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to the restricted stock. However, as discussed above, shares of restricted stock generally may not be sold or assigned.

             (iii)               the committee has the right to determine any other terms and conditions, not inconsistent with the recognition and retention plan, upon which a restricted stock award will be granted. In addition, the recognition and retention plan provides that upon the occurrence of a change of control of Monarch Community Bancorp, any restrictions remaining with respect to the shares of stock granted pursuant to the recognition and retention plan will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient.

Amendment of the Recognition and Retention Plan

             The recognition and retention plan will continue in effect for a term of 15 years, after which no further awards may be granted under the plan. Except as prohibited by Office of Thrift Supervision regulations, our Board of Directors may at any time amend, suspend or terminate the recognition and retention plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation

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or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the recognition and retention plan that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the recognition and retention plan, however, will impair the rights of any participant, without his or her consent, in any award made pursuant to the recognition and retention plan.

Federal Income Tax Consequences

             Recipients of shares granted under the recognition and retention plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the recognition and retention plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Awards Under the Recognition and Retention Plan

             The following table presents information with respect to the number of shares of common stock intended to be granted by the committee under the recognition and retention plan. These awards are subject to approval of the recognition and retention plan by our shareholders at the annual meeting. Awards under the recognition and retention plan are granted at no cost to the recipient. The dollar value of the shares set forth in the table below is based on $12.10 per share, the closing price as quoted on The Nasdaq Stock Market on February 28, 2003, the latest practicable date available prior to mailing this proxy statement. The market price of Monarch Community Bancorp common stock may fluctuate between the date of this document and the annual meeting. Fluctuations in the market price of Monarch Community Bancorp common stock will result in an increase or decrease in the value of the Monarch Community Bancorp shares to be received by the individuals listed in the following table.

Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan
Name and Position	Dollar Value	Number of Shares
John R. SCHROLL President and Chief Executive Officer	$279,583	23,106
Executive Group (4 persons)	571,193	47,206
Non-executive Director Group (7 persons)	336,005	27,769
Non-executive Officer Employee Group (5 persons)	163,350	13,500

             All shares of common stock reflected in the table above will be granted subject to shareholder approval of the recognition and retention plan, on the following terms and conditions, as follows:

             (i)               the restricted shares will vest in five equal installments with the first installment vesting one year from the date of shareholder approval of the recognition and retention plan and the additional installments vesting ratably over the next four years on the anniversary of the date of shareholder approval of the recognition and retention plan. Once restricted shares have vested, they are no longer subject to forfeiture or restrictions under the recognition and retention plan.

             (ii)               the recipients of the restricted shares, as owner of these shares, will have the power to vote and the right to receive dividends with respect to all of the restricted stock granted to them.

             (iii)               the restrictions on an individual's restricted stock will automatically lapse and no longer be subject to the risk of forfeiture if the person's services with us are terminated as a result of death, disability or a change in

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control of Monarch Community Bancorp. Termination of service for any reason, other than death, disability or a change in control of Monarch Community Bancorp, will result in the forfeiture of any restricted stock then still subject to restrictions.

Your Board of Directors recommends that you vote "FOR" this proposal.

PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

             We are asking our shareholders to ratify the selection of Plante & Moran, PLLC as our independent auditors for the fiscal year ending December 31, 2003.

             Even if the selection of Plante & Moran, PLLC is ratified, the Audit Committee of our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our board determines that such a change would be in the best interest of our company and our shareholders.

             In the event our shareholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. A representative of Plante & Moran, PLLC is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

               Aggregate fees billed by Plante & Moran, PLLC for professional services rendered in connection with its audit of Monarch Community Bancorp's consolidated financial statements for fiscal year 2002 and the review of the consolidated financial statements included in Monarch Community Bancorp's quarterly reports on Form 10-QSB for the fiscal year were $43,530.

Financial Information System Design and Implementation Fees

             Monarch Community Bancorp did not incur any fees related to financial information systems design and implementation.

All Other Fees

             Other than audit fees, the aggregate fees billed to Monarch Community Bancorp by Plante & Moran, PLLC for fiscal year 2002 were $215,610, of which $174,330 was for services related to the conversion of Monarch Community Bank from a mutual to a stock savings bank and the initial public offering of Monarch Community Bancorp's common stock. The remainder of these fees were related primarily to tax return preparation, internal audit, and regulatory compliance review.

             The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2002 by Plante & Moran, PLLC, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

             The Monarch Community Bancorp Board of Directors recommends that you vote "FOR" the proposal to ratify the appointment of Plante & Moran, PLLC as Monarch Community Bancorp's auditors for the fiscal year ending December 31, 2003.

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CERTAIN TRANSACTIONS

             We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to our officers, directors and employees. Loans to all officers and directors up to $250,000 when aggregated with other loans to that officer or director must be reported to the Board of Directors. Loans exceeding $250,000 (when aggregated) must be approved by a majority of the disinterested directors. All loans to our employees, executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2002.

SHAREHOLDER PROPOSALS FOR THE YEAR 2003 PROXY STATEMENT

             In order to be eligible for inclusion in next year's proxy materials for the annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at our executive office located at 375 North Willowbrook Road, Coldwater, Michigan 49036, on or before November 20, 2003. Any shareholder proposals received after December 26, 2003, but on or before January 25, 2004, may be considered for presentation at next year's annual meeting, although not included in the proxy statement. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from April 24, 2004, the shareholder proposal must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made.

             All shareholder proposals for inclusion in Monarch Community Bancorp's proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act 1934 and, as with any shareholder proposal, regardless of whether included in our proxy materials, Monarch Community Bancorp's articles of incorporation and bylaws and Maryland law.

ANNUAL REPORTS

             Shareholders of record on February 28, 2003, should have received a copy of our 2002 annual report to shareholders on Form 10-KSB either with this proxy statement or prior to its receipt. If, upon receipt of this proxy material, you have not received the annual report to shareholders, please write to the Corporate Secretary of Monarch Community Bancorp, Inc. at 375 North Willowbrook Road, Coldwater, Michigan 49036, and a copy will be sent to you. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

OTHER MATTERS

             We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Monarch Community Bancorp, Inc.

I.        Audit Committee Purpose

             The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:
  Monitor the integrity of the Monarch Community Bancorp, Inc.'s (the "Company") and its subsidiary, Monarch Community Bank's (the "Bank") financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  Monitor the independence and performance of the Company's and the Bank's independent auditors and internal auditing function.

  Provide an avenue of communication among the independent auditors, management, the internal auditing firm, and the Board of Directors.
             The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company and the Bank.

            II.        Audit Committee Composition and Meetings

             Audit Committee members shall meet the requirements of the Nasdaq Small Cap Market, Securities Exchange Commission Regulations, and Office of Thrift Supervision Regulations. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have financial management experience or background, such as past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

             Audit Committee members shall be appointed by the Board. A Bank Officer may be designated to attend Committee meetings but will have no voting authority. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

             The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet at least annually with management, the manager of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

            III.        Audit Committee Responsibilities and Duties

                    A.        Review Procedures

                           1.        Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval.

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                           2.        Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

                           3.        In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors with management's responses.

                           4.        Review with financial management the Company's quarterly financial results. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 90. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

                    B.        Independent Auditors

                           1.        The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                           2.        Approve the fees and other significant compensation to be paid to the independent auditors.

                           3.        On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Review the independent auditors' audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

                           4.        Prior to releasing the year-end audited financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 90.

                           5.        Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                    C.        Internal Audit and Legal Compliance

                           1.        Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit function, as needed.

                           2.        Review the appointment and replacement of internal audit firm.

                           3.        Review significant reports prepared by the internal audit firm together with management's response and follow-up to these reports.

                           4.        On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

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                    D.        Other Audit Committee Responsibilities

                           1.        Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                           2.        Perform any other activities consistent with this Charter, the Company's and the Bank's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                           3.        Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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APPENDIX B

MONARCH COMMUNITY BANCORP, INC.

2003 Stock Option and Incentive Plan

             1.        Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

             2.        Definitions. The following definitions are applicable to the Plan:

                    "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

                    "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

                    "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                    "Board" -- means the board of directors of the Corporation.

                    "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                    "Code" -- means the Internal Revenue Code of 1986, as amended.

                    "Committee" -- means the Committee referred to in Section 3 hereof.

                    "Corporation" -- means Monarch Community Bancorp, Inc., a Maryland-chartered corporation, and any successor thereto.

                    "Financial Institution" -- means Monarch Community Bank or any successor entity.

                    "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

                    "Market Value" -- means, as of any applicable date, the value of a Share determined as follows:
             (i)        If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

             (ii)        If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (i), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

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             (iii)        In the absence of such markets for the Shares, the Market Value shall be determined in good faith by the Committee.
                    "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

                    "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

                    "OTS" -- means the Office of Thrift Supervision of the Department of the Treasury or any successor administrative agency.

                    "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

                    "Plan" -- means this Monarch Community Bancorp, Inc. 2003 Stock Option and Incentive Plan.

                    "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

                    "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

                    "Shares" -- means the shares of common stock of the Corporation.

                    "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any Affiliate for purposes of any other Award.

             3.        Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4.        Shares Subject to Plan.
             (a)        Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares sold in the Financial Institution's conversion to the capital stock form. As long as the Plan is subject to the requirements of the OTS regulations, no Participant shall receive Awards under the Plan that represent in the aggregate more than 25% of the Shares with respect to which Awards may be made under the Plan, and directors who are not employees of the Corporation or any Affiliate shall not receive Awards that represent, for any one such director, more than 5%, or, for all such directors in the aggregate, more than 30% of the Shares with respect to which Awards may

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be made under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

             (b)        During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 57,859 Shares, subject to adjustment as provided in Section 6.
             5.        Awards.
             (a)        Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law and OTS regulations as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:
             (i)        Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

             (ii)        Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

             (iii)        Time and Method of Exercise. Except as provided in subsection (c) below, the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

             (iv)        Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No more than 231,438 shares may be granted as Incentive Stock Options.

             (v)        Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.
             (b)        Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

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             (c)        Additional Terms of Awards. As long as the Plan is subject to the requirements of the OTS regulations, every Award granted pursuant to this Plan shall vest, beginning not earlier than the one-year anniversary of the date on which the Plan is approved by the shareholders of the Corporation, in annual installments of not more than 20%, and the vesting of an Award shall not be accelerated except in the event of the Participant's death or disability or in connection with a change in control (as set forth in Section 8 of the Plan).
             6.        Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided in the Plan, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

             7.        Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

             8.        Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

             9.        Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

             10.        Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any

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Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

             11.        Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom the Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

             12.        Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

             13.        Amendment or Termination.
             (a)        Except to the extent prohibited by OTS regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any action will be subject to the approval of the Corporation's shareholders if, when and to the extent that shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek shareholder approval.

             (b)        Except to the extent prohibited by OTS regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided in this Plan.
             14.        Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 of this Plan.

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APPENDIX C

MONARCH COMMUNITY BANCORP, INC.

2003 Recognition and Retention Plan

             1.        Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

             2.        Definitions. The following definitions are applicable to the Plan:

                    "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

                    "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

                    "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                    "Board" -- means the board of directors of the Corporation.

                    "Code" -- means the Internal Revenue Code of 1986, as amended.

                    "Committee" -- means the Committee referred to in Section 3 hereof.

                    "Corporation" -- means Monarch Community Bancorp, Inc., a Maryland-chartered corporation, and any successor thereto.

                    "Financial Institution" - means Monarch Community Bank or any successor entity.

                    "OTS" - means the Office of Thrift Supervision of the Department of the Treasury or any successor administrative agency.

                    "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

                    "Plan" -- means this Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan.

                    "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

                    "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

                    "Shares" -- means the shares of common stock of the Corporation.

                    "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

             3.        Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be

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appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4.        Shares Subject to Plan. Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares sold in the Financial Institution's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

             5.        Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:
             (a)        At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for these restrictions, and subject to paragraph (c) of this Section 5 and Section 6 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder.

                    No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan, and no individual shall be granted Awards with respect to more than 25% of the total Shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is ratified by stockholders of the Corporation, no Awards shall vest at a rate in excess of 20% per year beginning from the date of grant, and such vesting shall not be accelerated except in the event of the Participant's death or disability, or in connection with a change in control (as set forth in Section 8 of this Plan).

                    Subject to compliance with OTS regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

             (b)        If a Participant incurs a Termination of Service for any reason (other than death, disability or in connection with a change in control), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death or disability, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

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             (c)        Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                    The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of Monarch Community Bancorp, Inc., 375 North Willowbrook Road, Coldwater, Michigan 49036.

             (d)        At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

             (e)        Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.
             6.        Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

             7.        Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

             8.        Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded; provided, however, that no Award which has previously been forfeited shall become vested.

             9.        Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

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             10.        Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

             11.        Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

             12.        Amendment or Termination.
             (a)        Except to the extent prohibited by OTS regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

             (b)        Except to the extent prohibited by OTS regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.
             13.        Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 of this Plan.

Proxy Card

REVOCABLE PROXY

MONARCH COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

April 24, 2003

               The undersigned hereby appoints the members of the Board of Directors of Monarch Community Bancorp, Inc., and its survivor, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Monarch Community Bancorp, Inc. common stock held of record by the undersigned at the close of business on February 28, 2003, at the annual meeting of shareholders, to be held on Wednesday, April 24, 2003, and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote "FOR" each of the listed proposals.

               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

               Should a director nominee be unable to serve as a director, an event that Monarch Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

		FOR	WITHHOLD	FOR ALL EXCEPT
I.	The election of Frank M. Tripp, Stephen M. Ross and Gordon L. Welch as directors of Monarch Community Bancorp, Inc. for a term of three years.
Instructions: To vote for both nominees mark the box "FOR" with an "X". To withhold your vote for both nominees mark the box "WITHHOLD" with an "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the following line for whom you wish to withhold your vote.

		FOR	AGAINST	ABSTAIN
II.	The approval of the adoption of the Monarch Community Bancorp, Inc. 2003 Stock Option Plan.
		FOR	AGAINST	ABSTAIN
III.	The approval of the adoption of the Monarch Community Bancorp, Inc. 2003 Recognition and Retention Plan.
		FOR	AGAINST	ABSTAIN
IV.	The ratification of the appointment of Plante & Moran, PLLC as independent auditors for the Corporation for the fiscal year ending December 31, 2003.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Reverse)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               This proxy may be revoked at any time before it is voted by delivering to the Secretary of Monarch Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Monarch Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

               The undersigned acknowledges receipt from Monarch Community Bancorp, Inc., prior to the execution of this Proxy, of Notice of Annual Meeting scheduled to be held on April 24, 2003, a Proxy Statement dated on or about March 17, 2003 and Monarch Community Bancorp, Inc.'s Annual Report to Shareholders for the fiscal year ended December 31, 2002.

Dated:

	PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

	SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

End.